SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 1999
                                                        (February 16, 1999)

                              Trustco Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


              0-10592                                   14-1630287
      (Commission File Number)              (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 16, 1999, declaring a quarterly cash dividend of $0.275 per share, payable April 1, 1999, to the shareholders of record at the close of business on March 12, 1999. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.   Description
                           99(a)        Press  release  dated  February 16,1999,
                                        declaring a quarterly cash dividend of $0.275 per share, payable April 1,1999, to the shareholders of record at the close of business on March 12, 1999.







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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 16, 1999

                              TrustCo Bank Corp NY
                              (Registrant)


                             By:/s/ Robert T. Cushing
                                    Robert T. Cushing
                                    Vice President and
                                    Chief Financial Officer

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


                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.    Description                                Page
------------------     ----------------------------            ----------
         99(a)         Press release dated February 16, 1999,      5
                       declaring a quarterly cash dividend  of
                       $0.275 per share, payable April 1, 1999, to the shareholders of record at the close of business on March 12, 1999.

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

                                                     Exhibit 99(a)
Bank Corp NY                                         News Release
-----------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                          NASDAQ -- TRST

Contact: William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                             TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - February 16, 1999


         On February 16, 1999 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable April 1, 1999, to the shareholders of record at the close of business on March 12, 1999.

         TrustCo Bank Corp NY is a $2.5 billion bank holding company which services the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank operates a full service Trust Department with $1.24 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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